Exhibit 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 3Q2017 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.44,
INCOME BEFORE TAXES OF $268 MILLION ON $426 MILLION IN NET REVENUES,
AND EARNINGS PER SHARE ON NET INCOME OF $0.43.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, October 17, 2017 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.44 for the quarter ended September 30, 2017, compared to diluted earnings per share on a comprehensive basis of $0.30 for the same period in 2016.

Excluding other comprehensive income, the Company reported diluted earnings per share of $0.43 for the quarter ended September 30, 2017, compared to diluted earnings per share of $0.30 for the same period in 2016.

Net revenues were $426 million and income before income taxes was $268 million this quarter, compared to net revenues of $345 million and income before income taxes of $183 million for the same period in 2016.

The results for the quarter were positively impacted by strong growth in net interest income, which increased $46 million, or 34%, and higher commissions, which increased $19 million, or 13% from the year-ago quarter. Trading gains decreased 71% from the year-ago quarter on lower market making trading volumes as we completed the wind down of our U.S. options market making business.

In addition, the results for the quarter include a $32 million gain on our currency diversification strategy, compared to a $13 million gain in the same period in 2016; a $1 million net mark-to-market gain on our U.S. government securities portfolio compared to a $15 million net mark-to-market loss in the same period in 2016; and a $10 million net recovery of exit costs related to the wind-down of our options market making business.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on December 14, 2017 to shareholders of record as of December 1, 2017.

Business Highlights

•	63% pretax profit margin for this quarter, up from 53% in the year-ago quarter.
•	61% Electronic Brokerage pretax profit margin for this quarter, up from 56% in the year-ago quarter.
•	Customer equity grew 40% from the year-ago quarter to $115.7 billion and customer debits increased 39% to $25.1 billion.
•	Customer accounts increased 24% from the year-ago quarter to 457 thousand.
•	Total DARTs increased 14% from the year-ago quarter to 695 thousand.
•	Brokerage segment equity was $4.6 billion. Total equity was $6.3 billion.

Segment Overview

Electronic Brokerage
Electronic brokerage segment income before income taxes increased 39%, to $225 million in the quarter ended September 30, 2017, compared to the same period last year. Net revenues increased 27% to $367 million on higher net interest income, commissions revenue, and a net mark-to-market gain on our U.S. government securities portfolio.

Net interest income increased 31% as average customer credit and margin loan balances and benchmark interest rates increased from the year-ago quarter. Commissions revenue increased 15% from the year-ago quarter on higher customer volumes in options, futures and stocks, which increased 17%, 4% and 50%, respectively, from the year-ago quarter. Other income increased 129% over the year-ago quarter, driven by a non-recurrence of net mark-to-market losses on investments in U.S. government securities in the year-ago quarter. Pretax profit margin was 61% for the quarter ended September 30, 2017, up from 56% in the same period last year.

Customer accounts grew 24% to 457 thousand and customer equity increased 40% from the year-ago quarter to $115.7 billion. Total DARTs1 for cleared and execution-only customers increased 14% to 695 thousand from the year-ago quarter. Cleared DARTs were 646 thousand, 15% higher than in the same period last year.

Market Making
Market making segment income before income taxes increased to $11 million in the quarter ended September 30, 2017, due to lower operating costs, as we completed the wind down of our U.S. options market making business. In addition, the results for the quarter include a $10 million net recovery of exit costs.

Effects of Foreign Currency Diversification
In connection with our currency diversification strategy, we have determined to base our net worth in GLOBALs, a basket of 14 major currencies in which we hold our equity. In this quarter, our currency diversification strategy increased our comprehensive earnings by $32 million, as the U.S. dollar value of the GLOBAL increased by approximately 0.56%. The effects of the currency diversification strategy are reported as components of (1) Other Income in the corporate segment and (2) Other Comprehensive Income ("OCI").

1 Daily average revenue trades (DARTs) are based on customer orders.

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, October 17, 2017, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the "Interactive Brokers Conference Call."
The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.
About Interactive Brokers Group, Inc.:
Interactive Brokers Group affiliates provide automated trade execution and custody of securities, commodities and foreign exchange around the clock on over 120 markets in numerous countries and currencies from a single IB Universal Account℠ to customers worldwide. We service individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Our four decades of focus on technology and automation has enabled us to equip our customers with a uniquely sophisticated platform to manage their investment portfolios at the lowest cost according to Barron's Best Online Brokers review, March 20, 2017. We strive to provide our customers with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at low prices, positioning them to achieve superior returns on investments.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the Company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the Company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company's financial results may be found in the Company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, 203-618-4070 or Media: Kalen Holliday, 203-913-1369.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA
TRADE VOLUMES:
(in 000's, except %)
					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2014	64,530		206,759		18,055		289,344		1,155
2015	65,937	2%	242,846	17%	18,769	4%	327,553	13%	1,305
2016	64,038	-3%	259,932	7%	16,515	-12%	340,485	4%	1,354

3Q2016	15,474		61,181		3,736		80,391		1,256
3Q2017	6,834	-56%	66,262	8%	3,698	-1%	76,794	-4%	1,229

2Q2017	7,960		64,823		3,672		76,455		1,214
3Q2017	6,834	-14%	66,262	2%	3,698	1%	76,794	0%	1,229
CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	631,265		123,048		153,613,174
2015	634,388	0%	140,668	14%	172,742,520	12%
2016	572,834	-10%	143,287	2%	155,439,227	-10%

3Q2016	138,767		32,521		38,515,753
3Q2017	93,470	-33%	31,508	-3%	55,195,706	43%

2Q2017	91,879		30,805		53,378,165
3Q2017	93,470	2%	31,508	2%	55,195,706	3%

MARKET MAKING
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	344,741		15,668		12,025,822
2015	335,406	-3%	14,975	-4%	15,376,076	28%
2016	307,377	-8%	14,205	-5%	13,082,887	-15%

3Q2016	74,966		3,338		2,874,332
3Q2017	18,676	-75%	1,040	-69%	1,814,393	-37%

2Q2017	19,831		1,143		1,620,275
3Q2017	18,676	-6%	1,040	-9%	1,814,393	12%

BROKERAGE TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	286,524		107,380		141,587,352
2015	298,982	4%	125,693	17%	157,366,444	11%
2016	265,457	-11%	129,082	3%	142,356,340	-10%

3Q2016	63,801		29,183		35,641,421
3Q2017	74,794	17%	30,468	4%	53,381,313	50%

2Q2017	72,048		29,662		51,757,890
3Q2017	74,794	4%	30,468	3%	53,381,313	3%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	225,662		106,074		137,153,132
2015	244,356	8%	124,206	17%	153,443,988	12%
2016	227,413	-7%	128,021	3%	138,523,932	-10%

3Q2016	55,579		28,986		34,817,202
3Q2017	64,363	16%	30,034	4%	52,515,806	51%

2Q2017	62,342		29,255		50,807,138
3Q2017	64,363	3%	30,034	3%	52,515,806	3%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
Year over Year	3Q2017	3Q2016	% Change
Total Accounts	457	370	24%
Customer Equity (in billions)*	$115.7	$82.7	40%

Cleared DARTs	646	564	15%
Total Customer DARTs	695	609	14%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.96	$3.91	1%
DART per Avg. Account (Annualized)	365	390	-6%
Net Revenue per Avg. Account (Annualized)	$3,249	$3,191	2%

Consecutive Quarters	3Q2017	2Q2017	% Change
Total Accounts	457	428	7%
Customer Equity (in billions)*	$115.7	$104.8	10%

Cleared DARTs	646	621	4%
Total Customer DARTs	695	669	4%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.96	$4.00	-1%
DART per Avg. Account (Annualized)	365	372	-2%
Net Revenue per Avg. Account (Annualized)	$3,249	$3,141	3%

* Excludes non-customers.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
NET INTEREST MARGIN
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in millions)
Average interest-earning assets
Segregated cash & securities	$24,043	$25,525	$24,207	$24,027
Customer margin loans	24,132	16,473	22,017	15,917
Securities borrowed	4,096	4,275	4,071	4,056
Other interest earning assets	3,155	2,169	2,748	2,484
	$55,426	$48,442	$53,043	$46,484

Average interest-bearing liabilities
Customer credit balances	$46,910	$41,414	$44,901	$39,297
Securities loaned	3,964	3,071	3,765	2,758
	$50,874	$44,485	$48,666	$42,055

Net interest income
Segregated cash and securities, net	$66	$40	$160	$110
Customer margin loans	106	54	270	157
Securities borrowed and loaned, net	42	42	112	118
Customer credit balances	(40)	(3)	(80)	(8)
Other net interest income[1]	9	3	18	12
Net interest income	$183	$136	$480	$389

Net interest margin ("NIM")	1.31%	1.12%	1.21%	1.12%

Annualized yields
Segregated cash & securities	1.09%	0.62%	0.88%	0.61%
Customer margin loans	1.74%	1.30%	1.64%	1.32%
Customer credit balances	0.34%	0.03%	0.24%	0.03%

[1]	Includes income from financial instruments which has the same characteristics as interest, but is reported in other income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)
		Three Months		Nine Months
		Ended September 30,		Ended September 30,
		2017	2016	2017	2016
		(in millions)

Electronic Brokerage	Net revenues	$367	$288	$1,015	$945
	Non-interest expenses	142	126	407	357

	Income before income taxes	$225	$162	$608	$588

	Pre-tax profit margin	61%	56%	60%	62%

Market Making	Net revenues	$30	$43	$61	$145
	Non-interest expenses	19	36	96	113

	Income (loss) before income taxes	$11	$7	$(35)	$32

	Pre-tax profit (loss) margin	37%	16%	-57%	22%

Corporate [1]	Net revenues	$29	$14	$111	$113
	Non-interest expenses	(3)	-	(1)	-

	Income before income taxes	$32	$14	$112	$113

Total	Net revenues	$426	$345	$1,187	$1,203
	Non-interest expenses	158	162	502	470

	Income before income taxes	$268	$183	$685	$733

	Pre-tax profit margin	63%	53%	58%	61%

[1]	Corporate includes corporate related activities as well as inter-segment eliminations and gains and losses on positions held as part of our overall currency diversification strategy.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2017	2016	2017	2016
	(in millions, except share and per share data)
Revenues:
Trading gains	$11	$38	$26	$124
Commissions	163	144	477	462
Interest income	243	157	626	446
Other income	70	27	205	228

Total revenues	487	366	1,334	1,260

Interest expense	61	21	147	57

Total net revenues	426	345	1,187	1,203

Non-interest expenses:
Execution and clearing	61	62	185	183
Employee compensation and benefits	64	58	192	174
Occupancy, depreciation and amortization	11	13	34	38
Communications	7	7	22	23
General and administrative	15	19	67	46
Customer bad debt	-	3	2	6

Total non-interest expenses	158	162	502	470

Income before income taxes	268	183	685	733

Income tax expense	21	15	56	55

Net income	247	168	629	678

Net income attributable to noncontrolling interests	216	148	551	598

Net income available for common stockholders	$31	$20	$78	$80

Earnings per share:
Basic	$0.44	$0.30	$1.12	$1.22
Diluted	$0.43	$0.30	$1.10	$1.20

Weighted average common shares outstanding:
Basic	71,109,577	67,083,654	69,405,624	65,351,842
Diluted	71,973,483	68,470,224	70,409,619	66,738,754

Comprehensive income:
Net income available for common stockholders	$31	$20	$78	$80
Other comprehensive income:
Cumulative translation adjustment, before income taxes	1	-	11	3
Income taxes related to items of other comprehensive income	-	-	-	-
Other comprehensive income, net of tax	1	-	11	3
Comprehensive income available for common stockholders	$32	$20	$89	$83

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$216	$148	$551	$598
Other comprehensive income - cumulative translation adjustment	5	2	55	19
Comprehensive income attributable to noncontrolling interests	$221	$150	$606	$617

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2017	2016	2017	2016
	(in millions, except share and per share data)

Comprehensive income available for common stockholders, net of tax	$32	$20	$89	$83

Comprehensive earnings per share:
Basic	$0.45	$0.31	$1.28	$1.27
Diluted	$0.44	$0.30	$1.26	$1.25

Weighted average common shares outstanding:
Basic	71,109,577	67,083,654	69,405,624	65,351,842
Diluted	71,973,483	68,470,224	70,409,619	66,738,754

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			September 30, 2017	December 31, 2016
			(in millions)
Assets
Cash and cash equivalents			$2,056	$1,925
Cash and securities - segregated for regulatory purposes			23,566	24,017
Securities borrowed			4,195	3,629
Securities purchased under agreements to resell			589	111
Financial instruments owned, at fair value			2,580	4,037
Receivables from customers, net of allowance for doubtful accounts			25,333	19,409
Receivables from brokers, dealers and clearing organizations			1,039	1,040
Other assets			485	505

Total assets			$59,843	$54,673

Liabilities and equity

Liabilities
Short-term borrowings			$38	$74
Securities loaned			4,132	4,293
Financial instruments sold but not yet purchased, at fair value			1,177	2,145
Other payables:
Customers			47,550	41,731
Brokers, dealers and clearing organizations			233	239
Other payables			401	371
			48,184	42,341

Total liabilities			53,531	48,853

Equity
Stockholders' equity			1,096	974
Noncontrolling interests			5,216	4,846
Total equity			6,312	5,820

Total liabilities and equity			$59,843	$54,673

	September 30, 2017		December 31, 2016
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	71,477,590	17.4%	67,989,967	16.6%
Noncontrolling interests (IBG Holdings LLC)	340,229,444	82.6%	341,444,304	83.4%

Total IBG LLC membership interests	411,707,034	100.0%	409,434,271	100.0%